SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549
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                                FORM 8-K/A

                            CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     September 7, 2006
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                    JOHN B. SANFILIPPO & SON, INC.
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        (Exact Name of Registrant as Specified in its Charter)

Delaware                            0-19681             36-2419677
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(State or Other Jurisdiction       (Commission         (IRS Employer
   of Incorporation)               File Number)    Identification No.)

2299 Busse Road, Elk Grove Village, Illinois                60007
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(Address of Principal Executive Offices)                 (Zip Code)

Registrant's telephone number, including area code       847-593-2300
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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))


EXPLANATORY NOTE
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John B. Sanfilippo & Son, Inc. (the "Registrant") is filing this amendment to its Current Report on Form 8-K, dated September 7, 2006, which was filed on September 8, 2006 (the "Original 8-K") to amend the balance sheet which was included as part of Exhibit 99.1 to the Original 8-K. After the Original 8-K was filed, the Registrant became aware of adjustments to the calculation of the liability and intangible asset related to its supplemental retirement plan. A copy of the full press release, as corrected, is attached hereto as Exhibit 99.1.


ITEM 2.02. Results of Operations and Financial Condition
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On September 7, 2006, the Registrant issued a press release regarding its financial results for the fourth quarter and fiscal year ended
June 29, 2006. A copy of this release was furnished as Exhibit 99.1 to this report, and as corrected is furnished hereto as Exhibit 99.1.


ITEM 9.01.  Financial Statements and Exhibits
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(c)  Exhibits

     The exhibits furnished herewith are listed in the Exhibit Index which follows the signature page of this Current Report on Form 8-K.


                              SIGNATURE
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Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       JOHN B. SANFILIPPO & SON, INC.

Date: September 13, 2006                  By: /s/ Michael J. Valentine
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                                           Michael J. Valentine
                                           Executive Vice President Finance,
                                           Chief Financial Officer and
                                           Corporate Secretary


                        EXHIBIT INDEX
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Exhibit
Number     Description
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99.1       Press Release dated September 7, 2006 (Revised on
           September 13, 2006)